EXHIBIT 10.6

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

Offeror to complete blocks 12, 17, 23, 24, & 30

Field	Entry
1. REQUISITION NUMBER	N/A
PAGE 1 OF 71 and Attachments	
2. CONTRACT NO.	GS-10F-0235S
3. AWARD/EFFECTIVE DATE	4/21/2006
4. ORDER NUMBER	N/A
5. SOLICITATION NUMBER	TFTP-MC-000874-B (Refresh #9)
6. SOLICITATION ISSUE DATE	November 19, 2004
7. FOR SOLICITATION INFORMATION CALL: a. NAME	SELECT "Federal Supply Schedule Programs" or EMAIL QUESTIONS TO: mobis@gsa.gov
b. TELEPHONE NUMBER (No Collect Calls)	1-800-241-RAIN (7246)
8. OFFER DUE DATE/Local time	N/A (Standing Solicitation)
9. ISSUED BY	GSA, MANAGEMENT SERVICES CENTER BID CUSTODIAN (10FT-BID) 400 15TH STREET SW, ROOM 2757 AUBURN, WA 98001-6599
10. THIS ACQUISITION IS	☒ UNRESTRICTED ☐ SET-ASIDE: % FOR ☐ SMALL BUSINESS ☐ HUBZONE SM. BUSINESS ☐ 8(A) NAICS: 541611 SIZE STANDARD: $6,000,000.00
11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED	☒ SEE SCHEDULE
12. DISCOUNT TERMS	Minimum: Net 30 Days 1 x 15
13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	☐
13b. RATING	
14. METHOD OF SOLICITATION	☐ RFQ ☐ IFB ☒ RFP
15. DELIVER TO	TO BE SHOWN ON EACH ORDER ISSUED UNDER ANY CONTRACT RESULTING FROM THIS SOLICITATION.
16. ADMINISTERED BY	SEE BLOCK 9
17a. CONTRACTOR/OFFEROR CODE N/A FACILITY CODE N/A	Defense Solutions, LLC 1725 I Street, NW Suite 300 Washington, DC 20006 TELEPHONE NO. 202.530.3204 FAX NO. 202.349.3915 DUNS NO. 112374090
17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	☐
18a. PAYMENT WILL BE MADE BY	SEE BLOCK 15
18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED	☐ SEE ADDENDUM

IMPORTANT: When responding, complete all lightly shaded blocks and return the entire package to the above address.

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	DO NOT COMPLETE BLOCKS 19 THROUGH 24, SEE SCHEDULE OF SUPPLIES/ITEMS/ SERVICES BEGINNING ON PAGE 3.				
	(Attach Additional Sheet as Necessary)				

25. SEE BLOCK 15.

26. TOTAL AWARD AMOUNT (For Govt. Use Only)

☒ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED.

☐ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED.

ADDENDA ☐ ARE ☐ ARE NOT ATTACHED.

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

☐ 29. AWARD OF CONTRACT: REFERENCE OFFER DATED YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS

30a. SIGNATURE OF OFFEROR/CONTRACTOR: Timothy Ringgold

30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT): Timothy D. Ringgold, PhD, President/CEO

30c. DATE SIGNED: Aug 31, 2005

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER): [signature]

31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT): Susan J. Salas

31c. DATE SIGNED: 4/18/06

AUTHORIZED FOR LOCAL REPRODUCTION
Previous Edition Is Not Usable

STANDARD FORM 1449 (REV. 4/2002)
Prescribed by GSA • FAR (48 CFR) 53.212

1449 CONTINUATION SHEET

Defense Solutions, LLC, 1725 I Street NW, Suite 300, Washington, DC 20006 2423

Contract Number: GS-10F-0235S

Contract Period: April 21, 2006 through April 20, 2011

Awarded prices include the 0.75% Industrial Funding Fee

Special Item Numbers awarded: 874-1

Labor categories and prices are listed below and are applicable to SIN 874-1 - Consulting Services. Prices are identical for both On-Site and Off-Site.

Managing Director	$285.00/Hr.	Executive Consultant	$237.50/Hr.	Principal Consultant	$190.00/Hr.
Management Consultant	$142.50/Hr.	Program Manager	$157.50/Hr.	Administrative Support	$ 67.50/Hr.

Discounts: The Government receives discounts ranging from 5% to 10% off of Defense Solutions Commercial Pricelist dated March 2005. The Government's overall terms and conditions are better than their Most Favored Customer, who are all Commercial Customers who receive no discounts.

Defense Solutions letter dated April 7th, Addendum dated April 10th Fax dated April 11th, 2006 and a copy of their Commercial Pricelist dated March 2005 are attached hereto and made a part hereof.

Minimum Order Quantity $300 / Maximum Order quantity $1,000,000.00

Prompt Payment: 1% Net 30 Days

Geographic Coverage: FOB Destination, :Overseas and Domestic Delivery", the exact time to be specified on Individual Delivery/Task orders.

Clause 552.216-70 Economic Price Adjustment - FSS Multiple Award Schedule Contracts (Sept 1999)(Alternate I-Sept 1999) is applicable to this contract.

Firm-Fixed/Labor-Hour Task Orders: Defense Solutions possesses an adequate and auditable labor hour recording and invoicing system capable of fully supporting labor hour task invoices, therefore the firm is approved to accept both Labor Hour task orders and Firm Fixed Price task orders from customer agencies under this contract.

License fees to be negotiated between the contractor and the individual customer agencies

PLEASE NOTE: Pursuant to Clause 552.238-74, the Contractor must report the quarterly dollar value of sales under the contract by calendar quarter on electronic GSA Form 72A, Contractor's Report of Sales, to the FSS Vendor Support Center (VSC) Website at Internet, http://VSC.gsa.gov. If no sales occur, the contractor must show zero on the report. Pursuant to Clause 552.243-72, Modifications, additional instructions on modification submissions can be found at "www.gsa.gov/mobis" by clicking on "MOBIS References" and then clicking on "Modifications."

READ CONTRACT CAREFULLY: This award covers indefinite quantities of products and/or services. No performance or delivery is required until order(s) are received. This contract shall only be used for the services listed (see Scope of Work). Inappropriate use of the contract for other than MISSION ORIENTED BUSINESS INTEGRATED SERVICES (MOBIS) may subject the contractor/customer agency to penalties provided by statute or regulation.

DEFENSE SOLUTIONS LLC

1725 I Street, NW, Suite 300
www.defensesolutions.net

Washington, DC 20006
202.530.3204

April 7, 2006

Yvonne J. Salas
Contracting Officer
General Services Administration/FSS
400 15th Street S.W. Room 2757
Auburn, WA 90881-6599

FINAL PROPOSAL REVISION

Dear Ms. Yvonne Salas:

This is **Defense Solutions, LLC**'s FINAL PROPOSAL REVISION with respect to your offer submitted under the General Services Administration's solicitation TFTP-MC-000874-B. **Defense Solutions, LLC** has fully read all provisions of the solicitation and takes no exception to solicitation number TFTP-MC-000874-B and agrees to abide by the terms of solicitation number TFTP-MC-000874-B.

BASIS OF NEGOTIATION AND AWARD

Defense Solutions, LLC hereby agrees that the basis of negotiation for the Multiple Award Schedule for Special Item Number(s) (SIN) **874-1** is predicated upon **Commercial End User.**

1. **Defense Solutions, LLC** has included the Industrial Funding Fee of .075% to the pricing offered to GSA.
2. **Defense Solutions, LLC** understands that there will be no "overtime" allowed under any resultant contracts.
3. **Defense Solutions, LLC** will accept both Firm Fixed Price Task Orders and Labor Hours.
4. **Defense Solutions, LLC** is offering GSA a prompt payment discount of 1% Net 30 days. Revised copy of SF 1449 is attached to this document.
5. **Defense Solutions, LLC** is confirming that we do not have a "Most Favored Customer" and there is no discounting being received by any Commercial Customers.
6. **Defense Solutions, LLC** acknowledges a transfer of data error in reference to the Attachment 5 and the Commercial Price List. It has been modified to reflect the correct information and is attached to this document.
7. **Defense Solutions, LLC** is withdrawing the offer for SIN 874-6 and SIN 874-7 at this time. Once awarded our GSA Contract we will submit a modification with solid Past Project Performance in order to obtain the additions of 874-6 and 874-7.
8. **Defense Solutions, LLC** agrees to use EPA Clause 552.216.70 and to withdraw the submitted out year pricing and will accept the terms and conditions of the above clause.
9. **Defense Solutions, LLC** has revised the Cover Page of the offer to reflect the removal of SIN 874-6 and SIN 874-7. See attached revised Cover Letter and revised CSP.
10. **Defense Solutions, LLC** offered GSA a 10% discount on the hourly rate for Program Manager and Administrative Support labor categories from our Commercial Price List.

Additionally, offered a 5% discount on the hourly rate for Managing Director, Executive Consulting, Principal Consultant, and Management Consultant. See Attachment 5 document which is enclosed in this correspondence.

11. **Though Defense Solutions, LLC will not be awarded the SINs 874-6 and 874-7, we will still require the Labor Positions of Program Manager and Managing Director. One example is that we are currently in meetings with DHS to perform work that will fall within our SIN 874 once awarded and their scope of work will require both positions. That is not a rarity for us with the larger projects; for them to require a Program Manager and/or a Managing Director. So we would respectfully ask to have those remain.**
12. **Defense Solutions, LLC agrees to extend the period of acceptance until completion of negotiation and/or award of contract. Reference Clause A-FSS-12-C Period of Acceptance.**
13. **Defense Solutions, LLC has revised all pricing documents to reflect discounting used and they are attached.**

This is **Defense Solutions, LLC** FINAL REVISION PROPOSAL.

Sincerely,
Timothy D. Ringgold, PhD., President/CEO

Timothy Ringgold
Title and Signature of Corporate Official

April 7, 2006
Date

Rec'd
APR 10 2006

COVER PAGE TO OFFER

Offeror shall complete this cover page and the attached Offeror Checksheet and submit as the first pages of their offer.

Offeror's Name *(include a Doing Business As (DBA) if applicable)*:

Defense Solutions, LLC

Offeror's Address: **1725 I Street, NW, Suite 300**

Washington, DC 2006

Business Size

(Check all that apply)

- _____ Small Disadvantaged
- _____ 8(a)
- _____ HUBZone Small Business
- __X__ Small Business
- _____ Woman Owned Small Business
- _____ Large Business
- _____ Woman Owned Large Business
- _____ "Not For Profit" Organization
- __X__ Veteran-Owned Small Business
- _____ Service-Disabled Veteran-Owned Small Business

Each Authorized Negotiator's Name, Title and Phone Number:

Roz Barbour-Olufemi, Proposal Mgr. 404-836-7785, Timothy Ringgold, CEO, (484) 713-1310

Joseph Angelilli, Contract Administrator, (484) 713-1309

Special Item Number(s) (SINs) Offered *(Check all that apply)*:

[X] 874-1 [ ] 874-2 [ ] 874-3 [ ] 874-4 [ ] 874-5
[ ] 874-6 [ ] 874-7 [ ] 874-8 [ ] 874-99

Aggregate Estimated MOBIS Sales per Contract Year *(in dollars)*: $ 450,000.00

CERTIFICATION

I hereby certify that I have not made any changes to the terms and conditions of the Request For Proposal Number TFTP-MC-000874-B (Refresh #9).

Signature: Timothy Ringgold

Date: Aug 31, 2005

Format 2 - Services: Based on established catalog prices, by skill category and hourly rates

MOBIS SIN	Skill Category	Commercial Labor Rates (Loaded) On Site/Off Site		Government Discount % Offered	Price Offered to the Government Labor Rates (Loaded) On Site/Off Site	
*Base Period (First 5-year period)(For prices based on a Commercial Price List to be used as the basis of award, provide only the first year of pricing for the base period.						
874-1	Managing Director	$300.00	$300.00	5%	$285.00	$285.00
874-1	Executive Consultant	$250.00	$250.00	5%	$237.50	$237.50
874-1	Principal Consultant	$200.00	$200.00	5%	$190.00	$190.00
874-1	Management Consultant	$155.00	$155.00	5%	$147.25	$147.25
874-1	Program Manager	$180.00	$180.00	10%	$162.00	$162.00
874-1	Administration Support	$75.00	$75.00	10%	$67.50	$67.50
		$			$	$
		$			$	$
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		$			$	$

*Out-year Escalation is governed by the Economic Price Adjustment Clause 552.216-70 on Page 37 of the solicitation.

COMMERCIAL SALES PRACTICES FORMAT

Name of Offeror Diverse Solutions, LLC

SIN(s) 874-1

Note: Please refer to clause 552.212-70, PREPARATION OF OFFER (MULTIPLE AWARD SCHEDULE), for additional information concerning your offer. Provide the following information for each SIN (or group of SINs or SubSIN for which information is the same).

(1) Provide the dollar value of sales to the general public/state or local government at or based on market prices, cost build up or an established catalog or market price during the previous 12-month period or the offerors last fiscal year: **$3,769,4000.00**. State beginning and ending of the 12-month period. Beginning **January 1, 2004** Ending **December 31, 2004**. In the event that a dollar value is not an appropriate measure of the sales, provide and describe your own measure of the sales of the item(s). In the event sales are made only to state or local governments, identify such sales accordingly.

(2) Show your total projected annual sales to the Government under this contract for the contract term, excluding options, for each SIN offered. If you currently hold a Federal Supply Schedule contract for the SIN the total projected annual sales should be based on your most recent 12 months of sales under that contract.

SIN	$	SIN	$	SIN	$	SIN	$
874-1	$450,000.00	874-2		874-3		874-4	
874-5		874-6		874-7		874-8	
874-99							

(3) Based on your written discounting policies (standard commercial sales practices in the event you do not have written discounting policies), are the prices (discounts, concessions, terms and conditions in any combination) which you offer the Government equal to or better than that offered to any customer acquiring the same items regardless of quantity or terms and conditions? YES____ NO____. (See definition of "concession" and "discount" in 552.212-70.)

(4) (a) Based on your written pricing policies (standard commercial sales practices in the event you do not have written pricing policies), provide information as requested for each SIN (or group of SINs for which the information is the same). The information should be provided in the chart below or in an equivalent format developed by the offeror. Rows should be added to accommodate as many customers as required.

Column 1 – Customer	Column 2 – Price* (*Disclosures should be made on a separate sheet)	Column 3 – Quantity/Volume	Column 4 – Discounts, Concessions, Terms and Conditions
Commercial Customers	Prices on Commercial Price List	None	None
Government Customers	**1% Discount on Commercial Price List**	None	**None**

(b) Identify prices offered to GSA in response to this solicitation for services using the table below.

Column 5 – Price Offered to GSA	Column 6 – Unit of Issue (e.g., per hour, per day)	Column 7 – Quantity/Volume	Column 8 – Discount, Concessions, Terms and Conditions Offered to GSA
5% to 10% of Commercial Price List	Per hour and per day offered	None	Discount

(c) Do any deviations from your written policies or standard commercial sales practices disclosed in the chart in paragraph 4(a) ever result in better prices than indicated? YES ____ NO _X__ If YES, explain deviations in accordance with the instructions at Figure 515.4-2, which is provided in this solicitation for your convenience.

Attachment 1

DEFENSE SOLUTIONS LLC
1725 I Street, NW, Suite 300
www.defensesolutions.net
Washington, DC 20006
202.530.3204

April 10, 2006

Yvonne J. Salas
Contracting Officer
General Services Administration/FSS
400 15th Street S.W. Room 2757
Auburn, WA 90881-6599

ADDENDUM TO FINAL PROPOSAL REVISION

Dear Ms. Yvonne Salas:

This is **Defense Solutions, LLC's "*Addendum*"** to their FINAL PROPOSAL REVISION with respect to our offer submitted under the General Services Administration's solicitation TFTP-MC-000874-B.

1. The Cover Page to the Offer has been revised to show SIN 874-1 checked and the value revised to show $450,000.00 and it has been signed and dated. *Attached*
2. Pricing – Format2 has been revised and all of the commercial prices and the pricing offered to the Government with IFF included is shown in the far right column. *Attached*
3. Commercial Sales Practices Format shows that Defense Solutions Most Favored Customers are Commercial Customers who receive no discounts. *Attached*
4. As per our conversation, the multi-million dollar contract was with the Iraqi entity and was a firm fixed price contract for cleaning and repairing military vehicles. You have the Past Performance information included in the project descriptions for SIN 874-7 which has been withdrawn from this contract offer

Respectfully,

Roz Barbour-Olufemi
Director of GSA

COVER PAGE TO OFFER

Offeror shall complete this cover page and the attached Offeror Checksheet and submit as the first pages of their offer.

Offeror's Name *(include a Doing Business As (DBA) if applicable):*

Defense Solutions, LLC

Offeror's Address: **1725 I Street, NW, Suite 300**

Washington, DC 2006

Business Size *(Check all that apply)*

_____ Small Disadvantaged

_____ 8(a)

_____ HUBZone Small Business

__X__ Small Business

_____ Woman Owned Small Business

_____ Large Business

_____ Woman Owned Large Business

_____ "Not For Profit" Organization

__X__ Veteran-Owned Small Business

_____ Service-Disabled Veteran-Owned Small Business

Each Authorized Negotiator's Name, Title and Phone Number:

Roz Barbour-Olufemi, Proposal Mgr. 678-604-0076, Timothy Ringgold, CEO, (484) 713-1310

Joseph Angelilli, Contract Administrator, (484) 713-1309

Special Item Number(s) (SINs) Offered *(Check all that apply):*

[X] 874-1 [ ] 874-2 [ ] 874-3 [ ] 874-4 [ ] 874-5
[ ] 874-6 [ ] 874-7 [ ] 874-8 [ ] 874-99

Aggregate Estimated MOBIS Sales per Contract Year *(in dollars):* $ 450,000.00

CERTIFICATION

I hereby certify that I have not made any changes to the terms and conditions of the Request For Proposal Number TFTP-MC-000874-B (Refresh #9).

Signature Date

Format 2 - Services: Based on established catalog prices, by skill category and hourly rates

MOBIS SIN	Skill Category	Commercial Labor Rates (Loaded) On Site/Off Site		Government Discount % Offered	Price Offered to the Government w/IFF Labor Rates (Loaded) On Site/Off Site	
Base Period (First 5-year period)(For prices based on a Commercial Price List to be used as the basis of award, provide only the first year of pricing for the base period.						
874-1	Managing Director	$300.00	$300.00	5%	$285.00	$285.00
874-1	Executive Consultant	$250.00	$250.00	5%	$237.50	$237.50
874-1	Principal Consultant	$200.00	$200.00	5%	$190.00	$190.00
874-1	Management Consultant	$155.00	$155.00	5%	$147.25	$147.25
874-1	Program Manager	$175.00	$175.00	10%	$157.50	$157.50
874-1	Administration Support	$70.00	$70.00	10%	$63.00	$63.00
		$			$	$
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		$			$	$

**Out-year Escalation is governed by the Economic Price Adjustment Clause 552.216-70 on Page 37 of the solicitation.*

COMMERCIAL SALES PRACTICES FORMAT

Name of Offeror **Defense Solutions, LLC**
SIN(s)**874-1,**

Note: Please refer to clause 552.212-70, PREPARATION OF OFFER (MULTIPLE AWARD SCHEDULE), for additional information concerning your offer. Provide the following information for each SIN (or group of SINs or SubSIN for which information is the same).

(1) Provide the dollar value of sales to the general public/state or local government at or based on market prices, cost build up or an established catalog or market price during the previous 12-month period or the offerors last fiscal year: **$3,769,4000.00**. State beginning and ending of the 12-month period. Beginning **January 1, 2004**Ending **December 31, 2004**. In the event that a dollar value is not an appropriate measure of the sales, provide and describe your own measure of the sales of the item(s). In the event sales are made only to state or local governments, identify such sales accordingly.

(2) Show your total projected annual sales to the Government under this contract for the contract term, excluding options, for each SIN offered. If you currently hold a Federal Supply Schedule contract for the SIN the total projected annual sales should be based on your most recent 12 months of sales under that contract.

SIN	$	SIN	$	SIN	$	SIN	$
874-1	$450,000.00	874-2		874-3		874-4	
874-5		874-6		874-7		874-8	
874-99							

(3) Based on your written discounting policies (standard commercial sales practices in the event you do not have written discounting policies), are the prices (discounts, concessions, terms and conditions in any combination) which you offer the Government equal to or better than that offered to any customer acquiring the same items regardless of quantity or terms and conditions? YES__X__ NO_____. (See definition of "concession" and "discount" in 552.212-70.)

(4) (a) Based on your written pricing policies (standard commercial sales practices in the event you do not have written pricing policies), provide information as requested for each SIN (or group of SINs for which the information is the same). The information should be provided in the chart below or in an equivalent format developed by the offeror. Rows should be added to accommodate as many customers as required.

Column 1 – Customer	Column 2 – Price* (*Disclosures should be made on a separate sheet)	Column 3 – Quantity/Volume	Column 4 – Discounts, Concessions, Terms and Conditions
All Commercial Customers	**Commercial Price List**	**None**	**None**
Government Customers	**1% Discount on Commercial Price List**	**None**	**None**

(b) Identify prices offered to GSA in response to this solicitation for services using the table below:

Column 5 – Price Offered to GSA	Column 6 – Unit of Issue (e.g., per hour, per day)	Column 7 – Quantity/Volume	Column 8 – Discount, Concessions, Terms and Conditions Offered to GSA
5% to 10% of Commercial Price List	**Per hour and per day offered**	**None**	**Discount**

(c) Do any deviations from your written policies or standard commercial sales practices disclosed in the chart in paragraph 4(a) ever result in better prices than indicated? YES ____ NO__X___ If YES, explain deviations in accordance with the instructions at Figure 515.4-2, which is provided in this solicitation for your convenience.

1725 I Street, NW, Suite 300
www.defensesolutions.net
Washington, DC 20006
202.530.3204

Defense Solutions, LLC is an internationally recognized consulting firm offering strategic studies and analysis, business development, and program advocacy for clients in the Defense and Homeland Security markets. DEFENSE SOLUTIONS assists clients to identify and capture funding sources and revenue-generating opportunities with federal, state and local Governments. These capabilities are performed by a network of experts dealing in a wide range of specialty practice areas from industry, government, the armed forces, law enforcement, maritime security and national politics.

Effective March 2005

FEE POLICY AGREEMENT

MONTHLY BILLINGS. We bill monthly for services rendered.

FEE COMPUTATION. Each associate records time spent performing services for you, the client, including time spent conferring by telephone and otherwise, and this time is billed at the agreed hourly rate. The hourly rates vary among the associates in our firm, and the rates are generally between $70.00 and $295.00 per hour.

FIXED FEES RETAINER AND SUCCESS BONUS. Certain consulting services may be billed at a fixed fee rather than an hourly rate. Depending on the project and the amount of the success fee, the retainer may range from $4,000 to $15,000 per month for either all, or only a portion of the contract period. Fixed Fee Retainers are most often coupled with a Success Bonus ranging from ten percent to thirty percent of the contract value.

TRAVEL. The above fees do not include any costs for travel outside the metropolitan Washington, DC area. Travel costs are recorded as incurred, for inclusion in the monthly billing.

ADVANCE PAYMENTS. For services billed at a fixed fee, and some fees estimated in advance, payment for the services and estimated costs and disbursements is requested before commencing work.

PAYMENT SCHEDULE. All billings are due and payable when rendered. Any billing remaining unpaid for more than thirty (30) days is considered overdue, and interest may accrue on the unpaid balance at the rate of 1.5 percent per month from the due date until paid in full. Should any billing become more than thirty (30) days overdue, future services may not be rendered, without first making your account current with our firm.

WITHDRAWAL OF REPRESENTATION. As a condition of our firm's acceptance or continuation of representation, we reserve the right to withdraw representation if there is any overdue billing, upon giving reasonable advance notice of the intention to withdraw, and you agree not to contest in any manner, our right to withdrawal under such circumstances. The consultant-client relationship is one of mutual trust, confidence and respect. Thus, you retain the right to discharge us as your consultant at any time for any reason, upon thirty days notice.

you notice of our decision to withdraw. However, you will remain liable for all fees and costs incurred prior to our withdrawal.

OUR RATES

Our fixed fee rates are negotiated on a project by project basis based on the level of effort, duration, and success fee, if any. A client can contract for a particular associate at the below listed hourly rate or retain Defense Solutions, LLC's collective expertise at either a day rate or fixed fee retainer plus success bonus.

	Day Rate:	Hourly Rate:
Managing Director:	$2400/day	$300/hour
Executive Consultant:	$2000/day	$250/hour
Principal Consultant:	$1600/day	$200/hour
Management Consultant:	$1200/day	$150/hour
Program Manager:	$1400/day	$175/hour
Administration Support:	$600/day	$75/hour

For further information, contact COL Timothy D. Ringgold, Ph.D. at (202) 530-3204 or at ringgold@defensesolutions.net.

03/01/05
AMC